Exhibit 99.2
NIGHTHAWKBIOSCIENCESCORPORATE PRESENTATIONNovember 2022

This presentation includes statements that are, or may be deemed, ‘‘forward-looking statements’’ within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook,analyses or current expectations concerning, among other things, the timing of the opening of our facility in Manhattan, Kansas, our ongoing and planned discovery and development of drugs targeting infectious disease medical countermeasures, our planned biosecurity/biodefense initiative, ourplanned bioanalytics, process development and manufacturing activities, our biologics drug discovery, the strength and breadth of our intellectual property, our ongoing and planned preclinical studies and clinical trials, the timing of and our ability to complete clinical trials and make regulatory filings and obtain and maintain regulatory approvals for our product candidates, our ability to partner our product development, the degree of clinical utility of our products, particularly in specific patient populations, expectations regarding clinical trial data, our results of operations, the industry in whichweoperate and the trends that may affect the industry or us. By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics,and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2021, our quarterly reports on Form 10-Q for the subsequent quarters and our other subsequent filings with the Securities and Exchange Commission (collectively, our “SEC Filings”). In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date ofthis presentation, except as required by law.2 Forward Looking Statements

Snapshot of NightHawk

US biopharmaceutical company with fully integrated ecosystem to expeditiously streamline drug development

- Wholly owned GMP biomanufacturing and bioanalytical services support internal and revenue-generating client clinical and commercial projects
- In-house discovery, clinical, and regulatory capabilities propel internal drug development biodefense programs
- Commercial team experienced in government procurement of medical countermeasures to expand into global markets

Focused on the rapid development and delivery of innovative life-saving medical countermeasures

- Development programs target the creation of novel assets to combat unmet and emerging biothreats
- Renowned biothreat advisory board provides counsel on biodefense initiatives

Anthrax Antitoxin ANTHIM® (obiltoxaximab)

- Monoclonal antibody approved in the US & CA, UK, and the European Union
- Stockpiled by the U.S. Strategic National Stockpile and the Public Health Agency of Canada

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NightHawk Biosciences

4 N IGHT H AWK Ecosystem Streamlining Development and Manufacturing to Commercialize Innovative Medical Countermeasures OUR ECOSYSTEM DiscoveryBiomanufacturingDevelopment / Commercial

Scorpion Biological Services

GMP Biomanufacturing and Bioanalytical Services Supporting Clinical and Commercial Projects

Providing GMP biomanufacturing, cell and immuno-assay development, and bioanalytical lab services

- Dedicated capacity to accelerate NightHawk clinical and commercial efforts
- Contract manufacturing and bioanalytical services for biopharmaceutical companies
- Focus on American supply chain logistics

Clinical Scale Facility, San Antonio, Texas

- Opened October 2022
- Providing scalable process development and GMP biomanufacturing
- Supports seamless transition to large-scale commercial biomanufacturing Kansas facility

State-of-the-art cGMP commercial biomanufacturing facility, Manhattan, Kansas

- Flexible modular biodefense-focused campus layout
- First phase of development underway - ~180K sq. ft. & ~36K liters of mammalian production
- All phases - ~500K sq. ft., 48+ bioreactors, ~144,000 liters for large-scale biologics

SCORPION BIOLOGICAL SERVICES







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NIGHTHAWK BIOSCIENCES

Skunkworx Bio Discovery Sciences Unique Hotspot discovery approach based on Pocket Biologics •Novel, highly diverse, proprietary compound libraries used to identify small proteins and human antibodies which bind to critical druggable targets•Shifts the paradigm of drug discovery by integrating biologic wet labs with computational biology, accelerating the validation of innovative therapeuticsResearch synergies designed to advance the speed of medical innovation•Identification of unique medical countermeasure candidates for preclinical development•Discovery of broad application platform technologies6

Elusys Therapeutics Medical Countermeasures Development and commercialization of biologics to combat unmet and emerging biothreats•Strong record of delivering countermeasures to the US National Stockpile and Public Health Agency of CA•Renowned biothreat advisory board providing counsel on biodefense strategies & initiatives Developer and marketer of ANTHIM® (obiltoxaximab)•Monoclonal anthrax antitoxin binds protective antigen (PA83) released by bacillus anthracis •For treatment of inhalation anthrax in combination with antibiotics or, and as a prophylaxis when alternative therapies are not available or are not appropriate: https://anthim.comandhttp://elusys.comOnly anthrax antitoxin to receive US and international approval•FDA approval in 2016; EU and CA approval in 2020, UK approval in 2021 –orphan drug designation•Over $250M USD of non-dilutive development contracts from the NIH, DoD, and BARDA•Awarded $151M USD in procurement contracts to supply ANTHIM to the U.S. Strategic National Stockpile•Awarded $7.8M CAD to deliver ANTHIM to the Public Health Agency of Canada in 20227

Biothreat Advisory Board

Renowned Experts Providing Counsel on NIGHTHAWK's Medical Countermeasure Initiatives



Gen. Richard Myers (Chairman)

Former Chairman of the Joint Chiefs of Staff



Greg Burel

Former Director of the Strategic National Stockpile



Jack Kingston

Former US Representative, Secretariat of the Alliance for Biosecurity (current)



Dr. Gregory Koblentz

Professor of Biodefense at George Mason University, Expert on Chemical and Biological Weapons



David Lasseter

Former Deputy Asst. Sec. of Defense for Countering Weapons of Mass Destruction



Mark Pryor

Former US Senator, AR



Andrew Weber

Former Asst. Sec. of Defense for Nuclear, Chemical & Biological Defense Programs

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NIGHTHAWK BIOSCIENCES

NightHawk Highlights

Fully Integrated Ecosystem Streaming the Development and Delivery of Innovative Medical Countermeasures

Scorpion Biological Services – Biomanufacturing and bioanalytical services

- Large biologics CDMO currently supporting internal and external revenue-generating client projects
- Commercial facility expansion underway, all phases totaling ~500K sq. ft. and ~144,000 liters for biomanufacturing

Elusys Therapeutics – Development and commercial

- ~ $400 million in grants, contracts and procurement orders from BARDA and SNS through ongoing, multi-year partnerships
- Developer and marketer of ANTHIM® (obiltoxaximab) - monoclonal anthrax antitoxin stockpiled by US and CA governments

Skunkworx Bio – Discovery

- Research synergies designed to expedite the identification of unique medical countermeasure candidates for development

NightHawk Biosciences

OUR ECOSYSTEM

SkunkWorx Bio | Elusys Therapeutics, Inc. | Scorpion Biological Services

NightHawk Biosciences

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